Exhibit 10.1

STATE OF NORTH CAROLINA	IN THE GENERAL COURT OF JUSTICE
SUPERIOR COURT DIVISION
COUNTY OF MECKLENBURG	00-CVS-10358

SUNBELT RENTALS, INC., a North Carolina	)
Corporation,	)
	)	STIPULATION OF
SETTLEMENT
Plaintiff,	)
)
)
v.	)
)
HEAD & ENGQUIST EQUIPMENT, L.L.C.,	)
d/b/a H&E HI-LIFT, ROBERT HEPLER,	)
DOUGLAS KLINE, MICHAEL QUINN,	)
GREGG L. CHRISTENSEN, PATRICK C.	)
MULDOON, MICHELE U. DOUGHERTY and	)
BRIAN W. PEARSALL,	)
)
Defendants.	)
)

Plaintiff Sunbelt Rentals, Inc. (“Sunbelt”) and the Defendants hereby stipulate as follows:

1.             The parties have reached a settlement agreement whereby:

a.  Defendants will dismiss with prejudice the Petition for Discretionary Review to the North Carolina Supreme Court no later than 5:00 p.m., November 23, 2005;

b.  Defendants agree to wire to Sunbelt the sum of $20,133,972.60 by 2:00 p.m., November 28, 2005, in accordance with wiring instructions provided by Sunbelt.

c.  On confirmation of receipt of the wired funds as provided for in paragraph 1(b) above, Sunbelt agrees to release any interest in the Letter of Credit, as amended, which was obtained as an undertaking to stay execution on the judgment in this case and now totals $20,133,972.60, to Defendants, and Defendants may cancel the Letter of Credit;

d.  Sunbelt agrees to mark the Judgment “paid,” and not to seek any additional attorneys’ fees, damages, interest or costs in this action; and

e.  The parties will execute further settlement documents, to the extent desired and necessary to finalize all terms of this settlement.

2.             The parties respectfully request that the Clerk of Court release the Letter of Credit to the Defendants, and Sunbelt consents to that release, upon confirmation of receipt of the wired funds as provided in paragraph 1(b) above.

This 23rd day of November, 2005.

/s/ William L. Rikard, Jr., Esq.
William L. Rikard, Jr., Esq.
N. C. State Bar No. 3701
Attorney for the Plaintiff

OF COUNSEL:

Parker Poe Adams & Bernstein, LLP

Three Wachovia Center

401 South Tryon Street, Suite 3000

Charlotte, NC 28202

(704) 372-9000

/s/ Paul M. Navarro
Paul M. Navarro
N. C. State Bar No. 25428
Attorney for the Defendants

OF COUNSEL:

Helms Mulliss & Wicker, PLLC

201 North Tryon Street

Charlotte, NC 28202

(704) 343-2000